© Fifth Third Bank | All Rights Reserved 2Q11 Earnings Conference Call July 21, 2011 Please refer to earnings release dated July 21, 2011 for further information. Exhibit 99.2

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as
amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on
Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial
Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth
Third, one or more acquired entities and/or the combined company are engaged, including the recently enacted Dodd-Frank Wall
Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth
Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18)
potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Vantiv, LLC, formerly Fifth Third Processing Solutions from Fifth
Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved
2Q11 in review
Credit continuing to improve
• Net charge-offs of $304mm (1.56% of loans and leases) declined
$63mm, or 17%, sequentially to lowest level since 1Q08
• Total NPAs of $2.3B including held-for-sale declined $78mm or 3%
sequentially to lowest levels since 2Q08
Total delinquencies down 9% sequentially (lowest level since
2006)
• Provision expense of $113mm, reduction in allowance of $191mm
• Loan loss allowance 3.35% of loans; coverage 125% of NPAs, 160% of
NPLs, and 2.1x annualized second quarter net charge-offs
Actions driving progress
• Focus on credit quality, portfolio management, and loss mitigation strategies
• Executing on customer experience and employee engagement
initiatives
• Enhancing breadth and profitability of offerings and relationships
• Exit from all crisis-era government programs
Continued strong operating results
• Net income available to common shareholders of $328mm, or $0.35 per diluted share
• Pre-provision net revenue^ of $619mm, up 14% sequentially and up
9% compared with prior year
• Period end loans and leases* up $502mm (1%); average loans and leases* up $301mm sequentially
• 1.2% ROA; 14% ROTCE
• Strong capital ratios: Tier 1 common 9.2%, Tier 1 capital ratio 11.9%,
Total capital ratio 16.0%**
^ Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense and taxable equivalent adjustment
* Excluding loans held-for-sale
** Current period regulatory capital data ratios are estimated

© Fifth Third Bank | All Rights Reserved
Financial summary
• 2Q11 earnings of $0.35 per diluted share driven by strong noninterest income and improved credit results
• 1.2% return on average assets; 14% return on average tangible common equity
• Average transaction deposits up 2%; core deposits up 1% sequentially reflecting continued CD runoff
• Average loans* up 1% from 2Q10, reflecting strength in C&I and auto loans
Actual
Seq. YOY
($ in millions)
2Q10 1Q11 2Q11 $ % $ %
Average Balances
Commercial loans $44,331 $43,410 $43,570 $160 - ($761) (2%)
Consumer loans
32,642 34,226 34,367 141 - 1,725 5%
Total loans & leases (excl. held-for-sale) $76,973 $77,636 $77,937 $301 - $964 1%
Core deposits
$76,844 $77,524 $78,244 $720 1% $1,400 2%
Income Statement Data
Net interest income (taxable equivalent) $887 $884 $869 ($15) (2%) ($18) (2%)
Provision for loan and lease losses 325 168 113 (55) (33%) (212) (65%)
Noninterest income 620 584 656 72 12% 36 6%
Noninterest expense 935 918 901 (17) (2%) (34) (4%)
Net Income $192 $265 $337 $72 27% $145 75%
Net income available to common shareholders $130 $88 $328 $240 272% $198 153%
Pre-provision net revenue^ $567 $545 $619 $74 14% $52 9%
Earnings per share, basic $0.16 $0.10 $0.36 $0.26 260% $0.20 125%
Earnings per share, diluted $0.16 $0.10 $0.35 $0.25 250% $0.19 119%
Net interest margin 3.57% 3.71% 3.62% (9bps) (2%) 5bps 1%
Return on average assets 0.68% 0.97% 1.22% 25bps 26% 54bps 79%
Return on average tangible common equity 7.4% 4.2% 14.0% - 234% - 89%
^ Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense and taxable equivalent adjustment
* Excluding loans held-for-sale

4.0%
3.5%
3.0%
2.5%
2.0%
$887
$916
$919
$884
$869
3.57%
3.70%
3.75%
3.71%
3.62%
$950
$850
$750
$650
$550
$450
2Q10
3Q10
4Q10
1Q11
2Q11
($mm)
Net Interest Income (right axis)
PAA*
NIM

	Δ	Δ

© Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
• Sequential net interest income and net interest margin (FTE) trends reflected lower mortgage warehouse balances, lower LIBOR rates and loan spreads, and a flatter yield curve
– NII down $15mm, or 2%, sequentially and down $18mm, or 2%, year-over-year
– NIM down 9 bps sequentially and up 5 bps year-over-year
• Yield on interest-earning assets declined 10 bps sequentially and 14 bps year-over-year
– Investment of excess cash in bankers acceptances ($555mm, up $142mm sequentially)
reduces reported C&I loan yields by ~6bps
* Represents purchase accounting adjustments included in net interest income.
Yield Analysis
Interest-earning assets
2Q10 1Q11 2Q11
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.75% 4.45% 4.35%
(10) (40)
Commercial mortgage loans 4.10% 4.11% 4.00%
(11) (10)
Commercial construction loans 3.15% 3.15% 3.01%
(14) (14)
Commercial leases 4.51% 4.17% 4.06%
(11) (45)
Residential mortgage loans 4.77% 4.67% 4.54%
(13) (23)
Home equity 4.01% 3.96% 3.91%
(5) (10)
Automobile loans 6.01% 5.10% 4.81%
(29) (120)
Credit card 10.91% 10.43% 9.91%
(52) (100)
Other consumer loans and leases 13.65% 18.54% 22.02%
348 837
Total loans and leases 4.86% 4.67% 4.54%
(13) (32)
Taxable securities 3.93% 3.96% 3.97%
1 4
Tax exempt securities 6.98% 4.77% 6.41%
164 (57)
Other short-term investments 0.20% 0.25% 0.25%
- 5
Total interest-earning assets 4.51% 4.47% 4.37%
(10) (14)

77
77
76
78
78
33
33
33
34
34
44
44
43
43
44
2Q10
3Q10
4Q10
1Q11
2Q11
Commercial Loans
Consumer Loans

77
75
76
78
78
15
14
12
11
11
43
42
43
45
46
19
19
21
22
22
2Q10
3Q10
4Q10
1Q11
2Q11
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

Flat QoQ; (13%) YoY
19
19
17
16
16
11
11
10
10
10
2
2
2
2
2
6
6
5
4
4
2Q10
3Q10
4Q10
1Q11
2Q11
LT debt
ST borrowings
Non-core deposits

© Fifth Third Bank | All Rights Reserved
Balance sheet
• C&I loans up 2% sequentially and 7% from 2Q10
• CRE loans down 3% sequentially and 17% from 2Q10
• Consumer loans flat sequentially and up 5% from 2Q10
• Warehoused residential mortgage loans held-for-sale were $1B at quarter end versus $1.5B at 1Q11
Flat QoQ;  +1% YoY
+1% QoQ; +2% YoY
• Core deposit to loan ratio of 100%, flat from 2Q10
• DDAs up 3% sequentially and 14% year-over-year
• Retail average transaction deposits up 4% sequentially and 13%
from the previous year, driven by growth in demand deposit,
savings, and interest checking account balances
• Commercial average transaction deposits down 2% sequentially and up 1% from the previous year
Average loan growth ($B)^
Average core deposit growth ($B)
Average wholesale funding ($B)
• Reduced wholesale funding by $2.5B from 2Q10
– Non-core deposits down 6% sequentially and 38% from 2Q10
– Short term borrowings flat sequentially and up 12% from
2Q10
– Long-term debt up 3% sequentially and down 3% from 2Q10
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding

© Fifth Third Bank | All Rights Reserved
Noninterest income
• Noninterest income of $656mm increased $72mm, or 12%, from prior quarter; driven by higher mortgage-related revenue, corporate banking revenue, and card and processing revenue
– Sequential and year-over-year increase in mortgage banking revenue primarily driven by net benefit of MSR valuation adjustments
• 2Q11 debit interchange revenue of $60mm
– 2Q11 debit interchange $ volume: $4.5B (Signature $3.6B, PIN $0.9B)
– 2Q11 debit interchange transaction volume: 121mm (Signature 99mm, PIN 22mm)
• Credit costs recorded in noninterest income:
Noninterest income
Note: Numbers may not sum due to rounding
Actual
($ in millions) 2Q10 1Q11 2Q11
Gain / (loss) on sale of loans $6 $17 $8
Commercial loans HFS FV adjustment (7) (16) (9)
Gain / (loss) on sale of OREO properties (13) (2) (26)
Mortgage repurchase costs (1) (2) -
Total credit-related revenue impact ($15) ($3) ($28)
Actual Seq. YOY
2Q10 1Q11 2Q11 $ % $ %
($ in millions)
Service charges on deposits
$149 $124 $126 $2 1% ($23) (16%)
Corporate banking revenue
93 86 95 9 11% 2 2%
Mortgage banking revenue
114 102 162 60 58% 48 42%
Investment advisory services
87 98 95 (3) (3%) 8 10%
Card and processing revenue
84 80 89 9 10% 5 5%
Other noninterest income
85 81 83 2 3% (2) (2%)
Securities gain (losses), net
8 8 6 (2) (25%) (2) (25%)
Securities gains, net -
- 5 - (5) NM - NM
non-qualifying hedges on MSRs
Noninterest income
$620 $584 $656 $72 12%
$36
6%

© Fifth Third Bank | All Rights Reserved
Noninterest expense
Noninterest expense
• Noninterest expense of $901mm decreased $17mm, or 2%, compared with 1Q11, driven by a decrease in FICA and unemployment costs partially offset by higher salaries, wages and incentives.
• Credit costs recorded in noninterest expense:
Note: Numbers may not sum due to rounding
Actual
Seq. YOY
2Q10 1Q11 2Q11 $ % $ %
($ in millions)
Salaries, wages and incentives
$356 $351 $365 $14 4% $9 2%
Employee benefits 73 97 79 (18) (19%) 6 9%
Net occupancy expense
73 77 75 (2)
(3%)
2
2%
Technology and communications
45 45 48 3 6% 3 6%
Equipment expense
31 29 28 (1) (4%) (3) (9%)
Card and processing expense
31 29 29 - 1% (2) (8%)
Other noninterest expense
326 290 277 (13) (4%) (49) (15%)
Noninterest expense
$935 $918 $901 ($17) (2%) ($34) (4%)
Actual
($ in millions) 2Q10 1Q11 2Q11
Mortgage repurchase expense $18 $8 $14
Provision for unfunded commitments (6) (16) (14)
Derivative valuation adjustments 9 - 1
OREO expense 7 13 6
Other problem asset related expenses 26 28 30
Total credit-related operating expenses $55 $32 $36

FIFTH THIRD BANK

$800
$700
$600
$500
$400
$300
$200
$100
$0
552
15
55
634
42
67
581
34
53
545
3
32
582
28
36
2Q10
3Q10
4Q10
1Q11
2Q11
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

© Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings
Core PPNR trend
Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense and taxable equivalent adjustment
Core PPNR reconciliation
2Q10 3Q10 4Q10 1Q11 2Q11
Reported PPNR $567 $760 $583 $545 $619
Adjustments remove (benefit) / detriment:
BOLI - (127) - - -
Valuation of 2009 Visa total return swap - - 5 9 4
Securities (gains) / losses (8) (4) (21) (8) (6)
Other litigation reserve expense 3 - - - -
FTPS warrants + puts (10) 5 (3) 2 (29)
Extinguishment (gains) / losses - - 17 (3) (6)
Adjusted PPNR $552 $634 $581 $545 $582
Credit-related items:
In noninterest income 15 42 34 3 28
In noninterest expense 55 67 53 32 36
Credit-adjusted PPNR $622 $743 $668 $581 $646
•
Reported PPNR of $619mm up 14% from 1Q11 levels and up 9% over prior year reflecting improved noninterest income and noninterest expense, partially offset by a decrease in net interest income
•
Adjusted PPNR of $582mm, including negative adjustments totaling $37mm, resulting in sequential increase of 7% and year-over-year increase of 5%

FIFTH THIRD BANK

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
6.9%
7.1%
7.3%
8.6%
9.0%
6.6%
6.7%
7.0%
8.4%
8.6%
2Q10
3Q10
4Q10
1Q11
2Q11

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.2%
7.3%
7.5%
9.0%
9.2%
2Q10
3Q10
4Q10
1Q11
2Q11

14%
12%
10%
8%
6%
4%
2%
0%
13.7%
13.9%
13.9%
10.3%
10.5%
10.5%
12.2%
11.9%
2Q10
3Q10
4Q10
1Q11
2Q11
Tier 1 Capital Ratio ex-TARP
Tier 1 Capital Ratio

20%
15%
10%
5%
0%
18.0%
18.3%
18.1%
14.6%
14.9%
14.7%
16.3%
16.0%
2Q10
3Q10
4Q10
1Q11
2Q11
Total RBC ratio ex-TARP
Total RBC ratio

© Fifth Third Bank | All Rights Reserved
Strong capital position
Strong capital ratios under Basel I; estimated Basel III Tier 1 common ratio of 9.6%*
Tangible common equity ratio^ Tier I common equity
Tier I capital ratio
Total risk-based capital ratio
Current period regulatory capital data ratios are estimated.
^ Tangible common equity ratio excluding (dark blue) and including (light blue) unrealized securities gains / losses after-tax
* Estimate, subject to final rule-making and clarification by U.S. banking regulators; currently assumes unrealized securities gains are included in common equity for purposes of this calculation

FIFTH THIRD BANK

$1,000
$800
$600
$400
$200
$0
209
225
206
240
183
173
203
164
$304
163
141
2Q10
3Q10
4Q10
1Q11
2Q11
Commercial
Consumer

Δ Δ

Other consumer 12%
C&I 25%
Card 9%
Auto 3%
Coml mortgage 15%
Home equity 18%
Residential mortgage 12%
Coml lease (1%)
Coml const. 7%

MI 17%
FL 22%
OH 15%
IN 3%
IL 7%
Other / National 26%
NC 3%
TN 1%
KY 6%

Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
$434
Net charge-offs ($mm)
$956
$356
NCOs
due to
3Q10
credit
actions
$mm %
Commercial $141 46%
Consumer $163 54%
Total   $304 100%
$367
Actual
Seq. YOY
($ in millions) 2Q10 1Q11 2Q11 $ % $ %
C&I $104 $83 $76 ($7) (8%) ($28) (27%)
Commercial mortgage
78 54 47 (7) (13%) (31) (40%)
Commercial construction
43 26 20 (6) (23%) (23) (53%)
Commercial lease
- 1 (2) (3) (300%) (2) -
Commercial
$225 $164 $141 ($23) (14%) ($84) (37%)
Residential mortgage loans
85 65 36 (29) (45%) (49) (58%)
Home equity
61 63 54 (9) (14%) (7) (11%)
Automobile
20 20 8 (12) (60%) (12) (60%)
Credit card
42 31 28 (3) (10%) (14) (33%)
Other consumer
1 24 37 13 54% 36 NM
Consumer
$209 $203 $163 ($40) (20%) ($46) (22%)
Total net charge-offs
$434 $367 $304 ($63) (17%) ($130) (30%)
Year-over-year charge-offs down significantly due to improving credit trends and effect of 3Q10 credit actions
$mm %
Florida $68 22%
Michigan 51
17%
Subtotal $118 39%
Other 185 61%
Total $304 100%
© Fifth Third Bank | All Rights Reserved

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Down 30%
$2,969
695
2,274
$2,082
478
1,604
$2,174
597
1,578
$2,126
538
1,588
$2,088
476
1,612
2Q10
3Q10
4Q10
1Q11
2Q11
Commercial
Consumer

11%
20%
15%
0%
1%
17%
16%
2%
18%

18%
26%
22%
4%
8%
2%
3%
12%
5%

11%
38%
18%
3%
10%
13%
2%
4%
1%

7%
10%
18%
1%
3%
5%
12%
7%
37%

© Fifth Third Bank | All Rights Reserved
Nonperforming assets
• NPAs of $2.1B excluding held-for-sale down
30% year-over-year
• Commercial NPAs of $1.6B, down 29% from
the previous year
– Homebuilder / developer NPAs of
$243mm; represent 15% of total
commercial NPAs
• Consumer NPAs of $476mm, down 32% from
the previous year
• NPAs in held-for-sale of $176mm
C&I / Lease
$662mm, 32%
CRE
$950mm, 45%
Residential
$410mm, 20%
Other Consumer
$66mm, 3%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
Nonperforming assets ($mm)
Nonperforming assets continue to improve

© Fifth Third Bank | All Rights Reserved
NPL Rollforward
Significant improvement in NPL inflows over past two years
Consumer NPL inflows restated to conform with call report guidelines
NPL HFI Rollforward
Commercial
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Beginning NPL Amount 1,937 2,110 2,430 2,392 2,172 1,980 1,261 1,214 1,211
New nonaccrual loans 544 832 602 405 310 290 224 299 309
Paydowns, payoffs, sales and net other activity (190) (246) (332) (425) (402) (630) (168) (199) (177)
Charge-offs (181) (266) (308) (200) (100) (379) (103) (103) (90)
Ending Commercial NPL 2,110 2,430 2,392 2,172 1,980 1,261 1,214 1,211 1,253
Consumer
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Beginning NPL Amount 459 477 517 555 561 550 323 466 434
New nonaccrual loans 157 166 193 170 238 182 283 153 140
Net other activity (139) (126) (155) (164) (249) (409) (140) (185) (188)
Ending Consumer NPL 477 517 555 561 550 323 466 434 386
Total NPL 2,587 2,947 2,947 2,733 2,530 1,584 1,680 1,645 1,639
Total new nonaccrual loans - HFI 701 998 795 575 548 472 507 452 449

FIFTH THIRD BANK

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11

Flat QoQ; (35%) YoY
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
550
1,980
323
1,261
466
1,214
434
1,211
386
1,253
2Q10
3Q10
4Q10
1Q11
2Q11
Commercial
Consumer

(1%) QoQ; (18%) YoY
$600
$400
$200
$0
$548
$472
$507
$452
$449
$310
$290
$283
$299
$309
$238
$182
$224
$153
$140
2Q10
3Q10*
4Q10
1Q11
2Q11
Total
Commercial
Consumer

Non-performing loans
Non-performing loans ($mm)
$2.5B
$1.6B
Non-performing loans improving with lower
severity mix; benefit of sales/transfers
$1.6B
Fifth Third’s non-performing loan inflows (relative to loans) have been proportionally lower than peers
FITB NPL inflows (relative to loans) vs. peers
FITB
Source: SNL Financial and company filings. Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MTB, PNC, RF, STI, USB, and WFC
New HFI non-performing loan flows ($mm)
NPL inflows down significantly
$1.7B
* 3Q10 inflows into NPLs HFS were $217mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans
See slide 13 for more information
Consumer NPL inflows restated to conform with call report guidelines
$1.6B
FITB
ex-HFS
© Fifth Third Bank | All Rights Reserved

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12
3Q10
4Q10

17%
30%
15%
21%
17%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted
at a lower rate than GSE composites
Of $1.8B in consumer TDRs, $1.6B were on accrual
status and $211mm were nonaccruals
— $1.1B of TDRs are current and have been on the
books 6 or more months; within that, nearly
$920mm of TDRs are current and have been on
the books for more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data through 4Q10
Mortgage TDR 60+ redefault trend by vintage*
1Q08      4%
2Q08      7%
3Q08      8%
4Q08      9%
1Q09     12%
2Q09    13%
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2008 through March 2011)*
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac
3Q09    13%
$1.3B current consumer TDRs (%)
4Q09      8%
2008
2009
1Q10      7%
2Q10      5%
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
2010
$1.1
billion

FIFTH THIRD BANK

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
FITB
Peer Average

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q11 expect down
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
FITB
Peer Average

(7.5%)* (HFS transfer)
5.0%*
3.8% Before credit actions
2.3% Before credit actions
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q11 expect down
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
FITB
Peer Average

© Fifth Third Bank | All Rights Reserved
Strong relative credit trends
FITB credit metrics are now generally better than peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
NPA ratio vs. peers
Net charge-off ratio vs. peers
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale

FIFTH THIRD BANK

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$1,200
$1,000
$800
$600
$400
$200
$0
($200)
($400)
($600)
4.85%
4.20%
3.88%
3.62%
3.35%
$434
$956
$356
$367
$304
($109)
($499)
($190)
($199)
($191)
2Q10
3Q10
4Q10
1Q11
2Q11
Net Charge-offs
Additional Provision
Reserves

160%
113%
Reserves / NPLs
125%
97%
Reserves / NPAs
214%
189%
Reserves / Annualized NCOs

© Fifth Third Bank | All Rights Reserved
Strong reserve position
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF,STI, USB, WFC, and ZION
Source: SNL and company reports. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION
2Q11 coverage ratios strong
relative to peers (1Q11)
Industry leading reserve levels
Fifth Third
(2Q11)
Peer Average
(1Q11)

© Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for nearly 2 years of obligations; no holding company or Bank debt maturities until 2013
• Fifth Third has completely exited all crisis-era government support programs
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt to refinance in 2012
Superior capital and liquidity position
• NCOs below 1.6%; 2.1x reserves / annualized NCOs
• $1.2B problem assets addressed through loan sales and transfer to HFS in 3Q10
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (204% PPNR / NCOs in 2Q11)
• 1.2% ROAA; 14% return on average tangible common equity
Industry leader in earnings power

19 © Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases
Average transaction deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
Noninterest expense
Pre-provision net revenue
ROA
Asset Quality:
Net charge-offs
Loan loss allowance
Nonperforming assets^
Capital Ratios # :
Tier I common equity
Tier I leverage
Tier I capital
Total risk-based capital
Category
Fifth Third: Outlook
3Q11 Outlook
$77.9 billion
$71.5 billion
Up ~$20mm +/- vs. 2Q11
Up ~5 bps vs. 2Q11
~$600mm+
Up ~$25mm vs. 2Q11
~$560-$570mm
~1.2%
Please see cautionary statement for risk factors related to forward-looking statements.
* Presented on a fully-taxable equivalent basis.
** Noninterest income forecast includes impact of Durbin amendment starting in October 2011.  Debit interchange estimated to be $30 million in Q4 2011 vs. $55 million in Q4 2010
^ Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review at quarter-end.
^^ Annualized net charge-offs as a percentage of average loans and leases
# Current period regulatory capital data ratios are estimated
2Q11 Actual
Outlook as of July 21, 2011
Modest growth vs. 2Q11
Modest growth vs. 2Q11
Down ~$50mm
Lower vs. 2Q11
Lower vs. 2Q11
Building
$869 million
3.62%
$656 million
$901 million
$619 million
1.2%
9.2%
11.0%
11.9%
16.0%
$304 million (1.56%^^)
$2.6 billion (3.35%)
$2.1 billion (2.66%)
2H11 Outlook
Up vs. 3Q11
~3.70% in 4Q11
Similar to 3Q11
Modest growth
Modest growth
<1.25%^^ in 4Q11
Building

FIFTH THIRD BANK

$2
$500
$500
2011
2012
2013
2014
2015
2016
2017 on

Stockholders Equity, 11%
Demand Deposits, 20%
Interest Bearing Trans., 17%
Savings / MMDA, 24%
Consumer C/D's, 6%
Foreign Office, 3%
Non-Core Funding, 15%
Other Liabilities, 4%

© Fifth Third Bank | All Rights Reserved
2011 2012 2013 2014 2015 2016 2017 on
Fifth Third Bancorp Fifth Third Capital Trust
$4,313
$750
Retail Brokered CD maturities: $121mm in 2011; $42mm in 2012
Readily available borrowing capacity at FHLB: $6.1B; Contingent borrowing capacity at the Fed: $20.8B
FHLB borrowings $2.8B; 2Q avg core deposits $78B; equity $12B
Holding Company cash at 6/30/11: $1.3B
Expected cash obligations over the next 12 months
— $0 debt maturities
— ~$221mm common dividends (at $0.06 dividend)
— ~$35mm Series G preferred dividends
— ~$450mm interest and other expenses
Cash currently sufficient to satisfy all fixed obligations for nearly 2 years (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries; proceeds from asset sales
Holding company unsecured debt maturities ($mm)
Bank unsecured debt maturities ($mm – excl. Brokered CDs)
Heavily core funded
$1,250
Strong liquidity profile

$200
$180
$160
$140
$120
$100
$80
$60
$40
$166
$184
$161
$145
$127
12
12
11
10
17
154
172
150
135
110
2Q10
3Q10
4Q10
1Q11
2Q11
Agencies
Private
Claims

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
Demand requests and repurchase losses remain
volatile; near-term repurchase losses are expected to
remain somewhat elevated
Virtually all sold loans and new claims relate to
agencies
— 98% of outstanding balance of loans sold
— 87% of currently outstanding claims
Majority of outstanding balances of the serviced for
others portfolio relates to origination activity in 2009
and later
Private claims and exposure relate to whole loan sales
(no outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
2Q10 3Q10 4Q10 1Q11 2Q11
Beginning balance $84 $85 $103 $101 $87
Net reserve additions 19 47 21 10 15
Repurchase losses (18) (29) (23) (23) (22)
Ending balance $85 $103 $101 $87 $80
Outstanding Counterparty Claims ($ in millions)
Outstanding Balance of Sold Loans ($ in millions)
2005 and prior
GSE GNMA Private Total
$8,388 $318 $613 $9,319
2006 1,915 67 289 2,271
2007 3,119 99 252 3,470
2008 3,248 774 3 4,024
2009 and later 28,677 8,264 1 36,942
Total $45,348 $9,522 $1,155 $56,025
* Includes reps and warranty reserve ($60mm) and reserve for loans sold with recourse ($20mm)

FIFTH THIRD BANK

3,000
2,500
2,000
1,500
1,000
500
0
2Q10
3Q10
4Q10
1Q11
2Q11
C&I/Lease
Auto/Other
CRE
Res RE

500
400
300
200
100
0
2Q10
3Q10
4Q10
1Q11
2Q11
C&I/Lease
Auto/Other
CRE
Res RE

© Fifth Third Bank | All Rights Reserved
Non-performing assets and net charge-offs:
Product view*
Total NPAs
Total NCOs
*NPAs exclude loans held-for-sale.
3Q10 NCOs exclude $510mm loans sold of moved to held-for-sale in 3Q10

3,000
2,500
2,000
1,500
1,000
500
-
2Q10
3Q10
4Q10
1Q11
2Q11
Other SE
National
Other MW
Michigan
Florida

500
400
300
200
100
-
2Q10
3Q10
4Q10
1Q11
2Q11
Other SE
National
Other MW
Michigan
Florida

© Fifth Third Bank | All Rights Reserved
Total NPAs
Total NCOs
Non-performing assets and net charge-offs:
Geographic view*
*NPAs exclude loans held-for-sale.
3Q10 NCOs exclude $510mm loans sold of moved to held-for-sale in 3Q10

FIFTH THIRD BANK

FL
7%
MI
12%
OH
18%
IN
5%
IL
15%
KY
4%
TN
4%
NC
2%
Other / National
33%

Accommodation
2%
Auto Manufacturing
1%
Construction
4%
Finance & Insurance
13%
Manufacturing
23%
Real Estate
6%
Retail Trade
4%
Auto Retailers
2%
Wholesale Trade
10%
Other
35%

© Fifth Third Bank | All Rights Reserved
Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• Commercial & Industrial loans represented 36% of total loans and 25% of net charge-offs
• 21% of 2Q11 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $2.8B (10%);
2Q11 NCO ratio of 2.22%
• FL represented 6% of 2Q11 losses, 7% of loans; MI represented
20% of losses, 12% of loans
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
Non-core: $108
Core: $129
Core NCO Rate: 1.94%
3Q10 NCO Breakout
($ in millions) 2Q10 3Q10 4Q10 1Q11 2Q11
Balance $26,008 $26,302 $27,191 $27,344 $28,099
90+ days delinquent $49 $28 $16 $8 $7
as % of loans 0.19% 0.11% 0.06% 0.03% 0.02%
Avg Loans $26,176 $26,344 $26,338 $27,331 $27,909
NPAs $792 $594 $612 $620 $638
as % of loans 3.05% 2.26% 2.25% 2.27% 2.27%
Net charge-offs $104 $237 $85 $83 $76
as % of loans 1.58% 3.57% 1.27% 1.22% 1.10%
C&I

FIFTH THIRD BANK

FL
12%
MI
26%
Other / National
5%
NC
6%
TN
2%
KY
4%
IL
10%
IN
6%
OH
29%

Auto Manufacturing
0%
Accommodation
4%
Construction
8%
Finance & Insurance
1%
Other
24%
Manufacturing
5%
Wholesale Trade
3%
Auto Retailers
2%
Retail Trade
4%
Real Estate
49%

© Fifth Third Bank | All Rights Reserved
($ in millions) 2Q10 3Q10 4Q10 1Q11 2Q11
Balance $11,481 $10,985 $10,845 $10,510 $10,233
90+ days delinquent $53 $29 $11 $8 $12
as % of loans 0.46% 0.26% 0.10% 0.08% 0.11%
Avg Loans $11,659 $11,375 $10,985 $10,685 $10,394
NPAs $956 $679 $679 $696 $710
as % of loans 8.33% 6.19% 6.26% 6.63% 6.94%
Net charge-offs $78 $268 $79 $54 $47
as % of loans 2.68% 9.34% 2.86% 2.04% 1.83%
Commercial mortgage
Commercial mortgage*
Loans by geography Credit trends
Loans by industry Comments
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
• Commercial mortgage loans represented 13% of total loans
and 15% of net charge-offs
• Owner occupied 2Q11 NCO ratio of 1.1%, non-owner occupied
2Q11 NCO ratio of 2.6%
• Loans from FL/MI represented 38% of portfolio loans, 60% of portfolio losses in 2Q11
Non-core: $202
Core: $66
Core NCO Rate: 2.30%
3Q10 NCO Breakout

FIFTH THIRD BANK

FL
17%
MI
14%
Other /
National
8%
NC
3%
TN
2%
KY
5%
OH
32%
IL
11%
IN
8%

Accommodation
1%
Other
16%
Construction
25%
Wholesale
Trade
1%
Auto Retailers
1%
Finance &
insurance
0%
Retail Trade
1%
Manufacturing
3%
Real estate
52%

© Fifth Third Bank | All Rights Reserved
($ in millions) 2Q10 3Q10 4Q10 1Q11 2Q11
Balance $2,965 $2,349 $2,048 $1,980 $1,778
90+ days delinquent $37 $5 $3 $23 $48
as % of loans 1.24% 0.21% 0.13% 1.16% 2.71%
Avg Loans $3,160 $2,885 $2,171 $2,030 $1,918
NPAs $482 $291 $259 $248 $240
as % of loans 16.26% 12.40% 12.65% 12.53% 13.52%
Net charge-offs $43 $121 $10 $26 $20
as % of loans 5.46% 16.58% 1.88% 5.24% 4.09%
Commercial construction
Commercial construction*
Loans by geography Credit trends
Loans by industry Comments
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
• Commercial construction loans represented 2% of total loans and 7% of net charge-offs
• Loans from FL/MI represented 31% of portfolio loans, 81% of portfolio losses in 2Q11
Non-core: $77
Core: $44
Core NCO Rate: 5.99%
3Q10 NCO Breakout

FIFTH THIRD BANK

FL
14%
MI
22%
Other /
National
2%
NC
11%
TN
5%
KY
4%
IL
4%
IN
10%
OH
28%

C&I
22%
Commercial
construction
24%
Commercial
mortgage
54%

© Fifth Third Bank | All Rights Reserved
Homebuilders/developers*
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $597mm, down 82% from peak
of $3.3B in 2Q08; represents approximately 1% of total loans and 1.4% of commercial loans
• $14mm of NCOs (51% commercial mortgage, 37% commercial
construction, 12% C&I)
• $243mm of NPAs (66% commercial mortgage, 28%
commercial construction, 7% C&I)
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
Non-core: $95
Core: $32
Core NCO Rate: 12.25%
3Q10 NCO Breakout
($ in millions) 2Q10 3Q10 4Q10 1Q11 2Q11
Balance $1,207 $824 $699 $651 $597
90+ days delinquent $12 $3 $1 $1 $1
as % of loans 1.03% 0.37% 0.12% 0.16% 0.19%
NPAs $431 $280 $259 $249 $243
as % of loans 35.68% 33.97% 37.12% 38.30% 40.67%
Net charge-offs $48 $127 $19 $22 $14
as % of loans 15.01% 48.74% 10.08% 13.04% 8.91%
Homebuilders/developers

FIFTH THIRD BANK

FL
18%
MI
15%
OH
24%
IN
7%
IL
12%
KY
6%
TN
2%
NC
5%
Other / National
11%

© Fifth Third Bank | All Rights Reserved
Residential mortgage
1 liens: 100%; weighted average LTV: 74.6%
Weighted average origination FICO: 745
Origination FICO distribution:  <660 8%; 660-689 6%; 690-719
10%; 720-749 14%; 750+ 47%; Other^ 15%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 34%; 70.1-80 40%; 80.1-90 8%;
90.1-95 5%; >95 14%
Vintage distribution: 2011 15%; 2010 25%; 2009 5%; 2008 8%;
2007 9%; 2006 9%; 2005 14%; 2004 and prior 15%
% through broker: 15%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
3Q10 includes losses on loans sold
• Residential mortgage loans represented 13% of total loans and
12% of net charge-offs
• FL portfolio 18% of residential mortgage loans driving 55% of portfolio losses
Non-core: $123
Core: $81
Core NCO Rate: 4.10%
3Q10 NCO Breakout
st
($ in millions) 2Q10 3Q10 4Q10 1Q11 2Q11
Balance $7,707 $7,975 $8,956 $9,530 $9,849
90+ days delinquent $107 $111 $100 $98 $87
as % of loans 1.38% 1.39% 1.12% 1.03% 0.88%
Avg Loans $7,805 $7,837 $8,382 $9,282 $9,654
NPAs $549 $328 $368 $338 $338
as % of loans 7.12% 4.11% 4.11% 3.55% 3.43%
Net charge-offs $85 $204 $62 $65 $36
as % of loans 4.35% 10.37% 2.93% 2.82% 1.50%
Residential mortgage

FL
3%
MI
21%
19%
NC
1%
TN
2%
KY
7%
IL
12%
IN
10%
OH
25%

FL
9%
MI
21%
Other
1%
NC
5%
TN
2%
KY
8%
IL
13%
IN
9%
OH
32%

© Fifth Third Bank | All Rights Reserved
Home equity
1
st
liens: 31%; 2nd liens: 69%
Weighted average origination FICO: 749
Origination FICO distribution^: <660 4%; 660-689 7%; 690-719 13%; 720-749
17%; 750+ 50%; Other 9%
Average CLTV: 74%; Origination CLTV distribution: <=70 39%; 70.1-80 22%;
80.1-90 18%; 90.1-95 7%; >95 14%
Vintage distribution: 2011 1%; 2010 3%; 2009 4%; 2008 11%; 2007 11%; 2006
15%; 2005 14%; 2004 and prior 40%
% through broker channels: 14% WA FICO: 735 brokered, 752 direct; WA
CLTV: 88% brokered; 72% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Home equity loans represented 14% of total loans and 18% of net charge-offs
Approximately 14% of portfolio in broker product driving 36% total loss
Approximately one third of Fifth Third 2
nd
liens are behind Fifth Third
1 liens
2005/2006 vintages represent approximately 29% of portfolio; account for 52% of losses
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available st
($ in millions) 2Q10 3Q10 4Q10 1Q11 2Q11
Balance $1,838 $1,770 $1,698 $1,637 $1,586
90+ days delinquent $29 $26 $25 $25 $23
as % of loans 1.57% 1.46% 1.46% 1.51% 1.46%
Net charge-offs $24 $26 $25 $24 $20
as % of loans 5.29% 5.87% 5.74% 5.88% 4.89%
Home equity - brokered
($ in millions) 2Q10 3Q10 4Q10 1Q11 2Q11
Balance $10,149 $10,004 $9,815 $ 9,585 $ 9,462
90+ days delinquent $61 $61 $59 $59 $61
as % of loans 0.60% 0.61% 0.60% 0.62% 0.64%
Net charge-offs $37 $40 $40 $39 $34
as % of loans 1.45% 1.57% 1.61% 1.64% 1.44%
Home equity - direct

FIFTH THIRD BANK

8%
1%
0%
28%
13%
27%
18%
0%
5%

2%
1%
15%
30%
30%
22%

1%
3%
1%
7%
11%
23%
31%
23%
0%

© Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 1.9 7% 73 11% 5 6%
Commercial mortgage 1.2 12% 144 20% 15 32%
Commercial construction 0.3 17% 106 44% 15 79%
Commercial lease 0.0 1% - 0% - 0%
Commercial 3.4 8% 324 20% 35 25%
Mortgage 1.8 18% 147 43% 21 58%
Home equity 0.9 8% 9 13% 8 14%
Auto 0.5 5% 1 8% 1 12%
Credit card 0.1 5% 3 7% 2 8%
Other consumer 0.0 4% 0 1% 0 1%
Consumer 3.3 9% 161 34% 32 20%
Total 6.7 9% 485 23% 68 22%
Florida
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increased NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs NCOs
*NPAs exclude loans held-for-sale.
Weak commercial real estate market
Losses due to significant declines in
valuations
Valuations; relatively small home
equity portfolio

2%
1%
8%
29%
20%
13%
2%
2%
23%

3%
1%
3%
0%
10%
34%
2%
7%
40%

8%
1%
2%
30%
25%
7%
0%
1%
26%

© Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 3.3 12% 121 19% 15 20%
Commercial mortgage 2.6 26% 141 20% 13 28%
Commercial construction 0.3 14% 27 11% 0 2%
Commercial lease 0.2 6% 7 30% (0) 0%
Commercial 6.4 15% 296 18% 29 20%
Mortgage 1.5 15% 37 11% 4 10%
Home equity 2.3 21% 10 14% 13 23%
Auto 1.0 9% 2 15% 1 14%
Credit card 0.3 15% 10 19% 4 15%
Other consumer 0.1 19% 0 0% 0 1%
Consumer 5.1 15% 59 12% 22 16%
Total 11.6 15% 354 17% 51 18%
Michigan
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
*NPAs exclude loans held-for-sale.
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impact on
commercial real estate market